Power of Attorney

PowerShares Exchange-Traded Fund Trust

PowerShares Exchange-Traded Fund Trust II

PowerShares Actively Managed Exchange-Traded Fund Trust

PowerShares Exchange-Traded Self-Indexed Fund Trust

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a trustee of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust (each, a “Trust” and, collectively, the “Trusts”), does hereby constitute and appoint Alan P. Goldberg, Eric S. Purple and Anna Paglia, and each of them singly, his true and lawful attorney-in-fact and agent, with full power to them and each of them, on his behalf and in his name, place and stead, in the capacity listed below, to sign, execute and file one or more Registration Statements on Form N-14 under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (with respect to the reorganization of certain series of Claymore Exchange-Traded Fund Trust, Claymore Exchange-Traded Fund Trust 2 and Rydex ETF Trust into certain series of the Trusts), and any and all amendments thereto, with all exhibits, instruments or other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of November, 2017.

/s/ Kevin M. Carome
Kevin M. Carome Trustee of the Trusts

Power of Attorney

PowerShares Exchange-Traded Fund Trust

PowerShares Exchange-Traded Fund Trust II

PowerShares Actively Managed Exchange-Traded Fund Trust

PowerShares Exchange-Traded Self-Indexed Fund Trust

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a trustee of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust (each, a “Trust” and, collectively, the “Trusts”), does hereby constitute and appoint Alan P. Goldberg, Eric S. Purple and Anna Paglia, and each of them singly, his true and lawful attorney-in-fact and agent, with full power to them and each of them, on his behalf and in his name, place and stead, in the capacity listed below, to sign, execute and file one or more Registration Statements on Form N-14 under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (with respect to the reorganization of certain series of Claymore Exchange-Traded Fund Trust, Claymore Exchange-Traded Fund Trust 2 and Rydex ETF Trust into certain series of the Trusts), and any and all amendments thereto, with all exhibits, instruments or other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of November, 2017.

/s/ Ronn R. Bagge
Ronn R. Bagge Trustee of the Trusts

Power of Attorney

PowerShares Exchange-Traded Fund Trust

PowerShares Exchange-Traded Fund Trust II

PowerShares Actively Managed Exchange-Traded Fund Trust

PowerShares Exchange-Traded Self-Indexed Fund Trust

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a trustee of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust (each, a “Trust” and, collectively, the “Trusts”), does hereby constitute and appoint Alan P. Goldberg, Eric S. Purple and Anna Paglia, and each of them singly, his true and lawful attorney-in-fact and agent, with full power to them and each of them, on his behalf and in his name, place and stead, in the capacity listed below, to sign, execute and file one or more Registration Statements on Form N-14 under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (with respect to the reorganization of certain series of Claymore Exchange-Traded Fund Trust, Claymore Exchange-Traded Fund Trust 2 and Rydex ETF Trust into certain series of the Trusts), and any and all amendments thereto, with all exhibits, instruments or other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of November, 2017.

/s/ Todd J. Barre
Todd J. Barre Trustee of the Trusts

Power of Attorney

PowerShares Exchange-Traded Fund Trust

PowerShares Exchange-Traded Fund Trust II

PowerShares Actively Managed Exchange-Traded Fund Trust

PowerShares Exchange-Traded Self-Indexed Fund Trust

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a trustee of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust (each, a “Trust” and, collectively, the “Trusts”), does hereby constitute and appoint Alan P. Goldberg, Eric S. Purple and Anna Paglia, and each of them singly, his true and lawful attorney-in-fact and agent, with full power to them and each of them, on his behalf and in his name, place and stead, in the capacity listed below, to sign, execute and file one or more Registration Statements on Form N-14 under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (with respect to the reorganization of certain series of Claymore Exchange-Traded Fund Trust, Claymore Exchange-Traded Fund Trust 2 and Rydex ETF Trust into certain series of the Trusts), and any and all amendments thereto, with all exhibits, instruments or other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of November, 2017.

/s/ Marc M. Kole
Marc M. Kole Trustee of the Trusts

Power of Attorney

PowerShares Exchange-Traded Fund Trust

PowerShares Exchange-Traded Fund Trust II

PowerShares Actively Managed Exchange-Traded Fund Trust

PowerShares Exchange-Traded Self-Indexed Fund Trust

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a trustee of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust (each, a “Trust” and, collectively, the “Trusts”), does hereby constitute and appoint Alan P. Goldberg, Eric S. Purple and Anna Paglia, and each of them singly, his true and lawful attorney-in-fact and agent, with full power to them and each of them, on his behalf and in his name, place and stead, in the capacity listed below, to sign, execute and file one or more Registration Statements on Form N-14 under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (with respect to the reorganization of certain series of Claymore Exchange-Traded Fund Trust, Claymore Exchange-Traded Fund Trust 2 and Rydex ETF Trust into certain series of the Trusts), and any and all amendments thereto, with all exhibits, instruments or other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of November, 2017.

/s/ Yung Bong Lim
Yung Bong Lim Trustee of the Trusts

Power of Attorney

PowerShares Exchange-Traded Fund Trust

PowerShares Exchange-Traded Fund Trust II

PowerShares Actively Managed Exchange-Traded Fund Trust

PowerShares Exchange-Traded Self-Indexed Fund Trust

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a trustee of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust (each, a “Trust” and, collectively, the “Trusts”), does hereby constitute and appoint Alan P. Goldberg, Eric S. Purple and Anna Paglia, and each of them singly, his true and lawful attorney-in-fact and agent, with full power to them and each of them, on his behalf and in his name, place and stead, in the capacity listed below, to sign, execute and file one or more Registration Statements on Form N-14 under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (with respect to the reorganization of certain series of Claymore Exchange-Traded Fund Trust, Claymore Exchange-Traded Fund Trust 2 and Rydex ETF Trust into certain series of the Trusts), and any and all amendments thereto, with all exhibits, instruments or other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of November, 2017.

/s/ Philip M. Nussbaum
Philip M. Nussbaum Trustee of the Trusts

Power of Attorney

PowerShares Exchange-Traded Fund Trust

PowerShares Exchange-Traded Fund Trust II

PowerShares Actively Managed Exchange-Traded Fund Trust

PowerShares Exchange-Traded Self-Indexed Fund Trust

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a trustee of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust (each, a “Trust” and, collectively, the “Trusts”), does hereby constitute and appoint Alan P. Goldberg, Eric S. Purple and Anna Paglia, and each of them singly, his true and lawful attorney-in-fact and agent, with full power to them and each of them, on his behalf and in his name, place and stead, in the capacity listed below, to sign, execute and file one or more Registration Statements on Form N-14 under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (with respect to the reorganization of certain series of Claymore Exchange-Traded Fund Trust, Claymore Exchange-Traded Fund Trust 2 and Rydex ETF Trust into certain series of the Trusts), and any and all amendments thereto, with all exhibits, instruments or other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of November, 2017.

/s/ Gary R. Wicker
Gary R. Wicker Trustee of the Trusts

Power of Attorney

PowerShares Exchange-Traded Fund Trust

PowerShares Exchange-Traded Fund Trust II

PowerShares Actively Managed Exchange-Traded Fund Trust

PowerShares Exchange-Traded Self-Indexed Fund Trust

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a trustee of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust (each, a “Trust” and, collectively, the “Trusts”), does hereby constitute and appoint Alan P. Goldberg, Eric S. Purple and Anna Paglia, and each of them singly, his true and lawful attorney-in-fact and agent, with full power to them and each of them, on his behalf and in his name, place and stead, in the capacity listed below, to sign, execute and file one or more Registration Statements on Form N-14 under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (with respect to the reorganization of certain series of Claymore Exchange-Traded Fund Trust, Claymore Exchange-Traded Fund Trust 2 and Rydex ETF Trust into certain series of the Trusts), and any and all amendments thereto, with all exhibits, instruments or other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of November, 2017.

/s/ Donald H. Wilson
Donald H. Wilson Trustee of the Trusts